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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 21, 2003



                          EXTENDED SYSTEMS INCORPORATED
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




        DELAWARE                   000-23597                     82-0399670
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(STATE OR OTHER JURISDICTION      (COMMISSION                 (I.R.S. EMPLOYER
    OF INCORPORATION)             FILE NUMBER)               IDENTIFICATION NO.)



                            5777 NORTH MEEKER AVENUE
                               BOISE, IDAHO 83713
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)




                                 (208) 322-7575
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

               99.1 Press release of Extended Systems Incorporated, issued on April 21, 2003.




ITEM 9.   REGULATION FD DISCLOSURE (INFORMATION BEING FURNISHED PURSUANT TO
          ITEM 12, "RESULTS OF OPERATIONS AND FINANCIAL CONDITION")

          In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished pursuant to Item 12, "Results of Operations and Financial Condition," is instead being furnished pursuant to Item 9, "Regulation FD Disclosure." This information, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

          On April 21, 2003, Extended Systems Incorporated issued a press release describing its financial results for its third fiscal quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this report.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 EXTENDED SYSTEMS INCORPORATED


Date:  April 21, 2003                            By: /s/ Karla K. Rosa
                                                 ----------------------
                                                 Karla K. Rosa
                                                 Vice President, Finance and
                                                 Chief Financial Officer